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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 10, 2004
               (Date of Earliest Event Reported: March 10, 2004)

                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


                  Delaware                                 1-14365                                76-0568816
      (State or other jurisdiction of              (Commission File Number)                    (I.R.S. Employer
       incorporation or organization)                                                         Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (713) 420-2600

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On March 10, 2004, we announced that we will delay the release of our fourth quarter 2003 earnings, which is currently scheduled for March 11, 2004, pending the completion of a review of the impact of our recently announced reserve revision. Based on our internal technical reviews as well as the independent review of the Audit Committee of our board of directors, we believe that it is likely that a restatement of our financial statements, El Paso CGP Company's and El Paso Production Holding Company's will be required. The completion of our internal review and review by the Audit Committee will also cause a delay in the submission of the Form 10-K filings for the above-mentioned registrants and may impact the timely filing of other related registrants. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

            EXHIBIT
            NUMBER                 DESCRIPTION
            ------                 -----------

             99.A        Press Release dated March 10, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     EL PASO CORPORATION

                                     By: /s/ JEFFREY I. BEASON
                                        ------------------------------
                                             Jeffrey I. Beason
                                           Senior Vice President
                                              and Controller
                                       (Principal Accounting Officer)

Dated:  March 10, 2004
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                                  EXHIBIT INDEX



            EXHIBIT
            NUMBER                 DESCRIPTION
            ------                 -----------

             99.A        Press Release dated March 10, 2004.